 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   January 19, 2009

MEGA MEDIA GROUP, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-28881	88-0403762
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1122 Coney Island Avenue
Brooklyn, NY 11235
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(718) 947-1100
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 16, 2009, Mega Media Group, Inc., a Nevada corporation (“we”, “MMG”, or the “Company”), entered into a share purchase agreement (“Share Purchase Agreement”) with Gap Asset Management (the “Buyer”). Pursuant to the Share Purchase Agreement, we issued to the Buyer 7,700,000 shares of our common stock for a total of $77,000 at the closing of the transaction.  The closing date is January 20, 2009.  In addition, the Buyer will have an option to purchase up to an additional 40,000,000 shares of our common stock at a price of $0.01 per share for a total of $400,000 on or before January 29, 2009.

In addition, on January 19, 2009, we entered into debt conversion agreements (“Conversion Agreements”) with several debt holders (the “Holders”) pursuant to which we issued a total of 154,740,295 shares in exchange for $1,547,402.95outstanding debt including principal and interest. Specifically, the shares were issued as follows:

1.
10,776,712 shares were issued to FD Import Export Corp and 3,400,030 were issued to Sobe Enterprises as conversion of promissory notes dated February 28, 2008 and March 10, 2008 including principal and interest of $141,767.42 at a conversion price of $0.01 per share.

2.
 23,555,891 shares were issued to Eugene Khavinson as conversion of promissory notes dated January 24, 2008, May 12, 2008 and August 20, 2008 including principal and interest of $235,558.91 at a conversion price of $0.01 per share.

3.	6,322,301 shares were issued to Jaworek Capital, LLC as conversion of promissory note dated September 11, 2008 including principal and interest of $63,223.01 at a conversion price of $0.01 per share.

4.	9,000,000 shares were issued to ESJA Enterprises, Inc. as conversion of promissory note dated February 21, 2008 including principal and interest of $90,000.00 at a conversion price of $0.01 per share.

5.
12,450,000 shares were issued to Steven Fruman as conversion of promissory notes dated February 28, 2008 and March 10, 2008 including principal and interest of $124,500.00 at a conversion price of $0.01 per share.

6.
8,663,247 shares were issued to Rachel Paukman as conversion of promissory notes dated June 23, 2006, September 25, 2006 and March 18, 2008 including principal and interest of $86,632.47 at a conversion price of $0.01 per share.

7.	15,325,479 shares were issued to Lev Paukman as conversion of promissory note dated October 23, 2008 including principal and interest of $153,254.79 at a conversion price of $0.01 per share.

8.	5,212,055 shares were issued to Elan Kaufman as conversion of promissory note dated March 18, 2008 including principal and interest of $52,120.55 at a conversion price of $0.01 per share.

9.
9,794,220 shares were issued to Boris Tansky as conversion of promissory note with Ocean Bridge, Inc. dated August 17, 2007 including principal and interest of $97,942.20 at a conversion price of $0.01 per share.

10.
5,108,493 shares were issued to Inga Fruman were issued to Gap Asset Management, LLC., as conversion of promissory note dated October 24, 2008 including principal and interest of $51,084.93 at a conversion price of $0.01 per share.

11.	25,335,616 shares were issued to Robert Catell as conversion of promissory note dated December 1, 2008 including principal and interest of $253,356.16 at a conversion price of $0.01 per share.

12.	10,895,069 shares were issued to Andrey Anikeyev as conversion of promissory note dated January 22, 2008 including principal and interest of $108,950.69 at a conversion price of $0.01 per share.

13.	8,901,182 shares were issued to Boris Motovich as conversion of debt owed to Boyard Management for accrued lease expense of $89,011.82 at a conversion price of $0.01 per share.

The conversions shall be considered payments in full by the Company of the promissory notes and/or debt and the conversion method in the notes has been waived.

The foregoing description of the Share Purchase Agreement and the Conversion Agreements contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text attached hereto as exhibits.

Item 3.02 Recent Sales of Unregistered Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the recent sales of unregistered securities is incorporated by reference into this Item 3.02.

These shares are issued in reliance on the exemption under Section 4(2) of the Securities Act of 1933, as amended (the “Act”). These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

Item 9.01  Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement by and between the Company and Gap Asset Management, dated January 16, 2009
10.2	Conversion Agreement by and between the Company and FD Import Export Corp, dated January 19, 2009
10.3	Conversion Agreement by and between the Company and Eugene Khavinson, dated January 19, 2009
10.4	Conversion Agreement by and between the Company and Jaworek Capital, LLC, dated January 19, 2009
10.5	Conversion Agreement by and between the Company and ESJA Enterprises, Inc., dated January 19, 2009
10.6	Conversion Agreement by and between the Company and Steven Fruman, dated January 19, 2009
10.7	Conversion Agreement by and between the Company and Rachel Paukman, dated January 19, 2009
10.8	Conversion Agreement by and between the Company and Lev Paukman, dated January 19, 2009
10.9	Conversion Agreement by and between the Company and Elan Paukman, dated January 19, 2009
10.10	Conversion Agreement by and between the Company and Boris Tansky, dated January 19, 2009
10.11	Conversion Agreement by and between the Company and Inga Fruman, dated January 19, 2009
10.12	Conversion Agreement by and between the Company and Robert Catell, dated January 19, 2009
10.13	Conversion Agreement by and between the Company and Andrey Anikeyev, dated January 19, 2009
10.14	Conversion Agreement by and among the Company, Boyard Management and Boris Motovich, dated January 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MEGA MEDIA GROUP, INC.

Date: January 26, 2009	By:	/s/ Alex Shvarts
Alex Shvarts President and Director